                                                                  EXHIBIT 10.132

                                                   Dated as of December 12, 2000

                           BRIDGE FINANCING AGREEMENT

Axys Pharmaceuticals, Inc.,
a Delaware corporation
180 Kimball Way
South San Francisco, California 94080

Ladies and Gentlemen:

The undersigned, Akkadix Corporation, a California corporation (the "Company"), hereby agrees with Axys Pharmaceuticals, Inc., a Delaware corporation ("Axys" or "Lender"), with respect to this Bridge Financing Agreement (this "Agreement") as follows:

1. Authorization. The Company has authorized the issuance and sale to Lender of a secured convertible note and security agreement in the amount of Five Hundred Thousand Dollars ($500,000) in the form attached hereto as Exhibit A (the "Note") and a warrant in the form attached hereto as Exhibit B (the "Warrant") to purchase 70,000 shares of Series E Convertible Preferred Stock ("Series E Preferred Stock") of the Company. The Note, the Warrant, and the Series E Preferred Stock purchasable under the Note and Warrant are sometimes collectively referred to herein as the "Securities."

2. Sale and Purchase of the Note and Warrant. Upon the terms and conditions contained herein, the Company agrees to sell to Axys, and Axys agrees to purchase from the Company, at the Closing (as hereinafter defined in Section 3 below): (a) the Note at a purchase price equal to the full principal amount of such Note; and (b) a Warrant to purchase up to 70,000 shares of Series E Preferred Stock. The purchase price for the Warrant shall be equal to $.001 times the number of shares of Series E Preferred Stock which would be initially covered by such Warrant.

3. Closing. The closing of the sale to and purchase by Lender of the Note and Warrant (the "Closing") shall occur on or before December 12, 2000 at a location mutually acceptable to the Company and the Lender or as soon thereafter as all of the conditions to Closing set forth in Section 7 have been satisfied (the "Closing Date"). At the Closing, the Company shall deliver to Lender or its representatives the Note and Warrant, each issued in the name of Axys, in the amounts specified in Section 2 above, against delivery to the Company of payment, by check or by wire transfer in the aggregate amount of $500,070. The Company hereby acknowledges (a) receipt of $500,000 as payment in full for the Note on December 12, 2000 (the "Effective Date") and (b) the receipt of $70 as payment in full for the Warrant. The Company further acknowledges that interest under the Note began to accrue on the Effective Date.

4. Company Representations and Warranties. The Company represents and warrants to the Lender on the date hereof and on the Closing Date, except as identified on the attached Schedule of Exceptions, as follows:

        (a) Organization and Standing; Articles and Bylaws. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, and has full power and authority and all material licenses, permits, and approvals to own and operate its properties and assets and to carry on its business as presently conducted. The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business and operations of the Company.

        (b) Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the Note, the Warrant, and related documents (collectively, the "Transaction Documents"), and the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Securities has been taken or will be taken prior to the Closing, except that the Company's board of directors has not designated the Series E Preferred Stock purchasable under the Note and Warrant from the Company's existing non designated Preferred Stock (as defined below in Section 4(c)), although the Company's board of directors has agreed to do so immediately upon Lender's request, pursuant to the terms of a side letter set forth in Exhibit G attached hereto. The Transaction Documents, when executed and delivered, shall constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.

        (c) Capitalization; Validity of Securities.

               (i) The authorized capital stock of the Company consists of (A) 30,000,000 shares of Common Stock, par value $.001 per share (the "Common Stock"), of which, as of the date hereof and as of immediately prior to the Closing, there are 1,717,106 shares outstanding, (B) 15,340,000 shares of Preferred Stock authorized, par value $.001 per share (the




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               "Preferred Stock"), of which 6,003,002 shares of Series A
               Preferred Stock are outstanding, 3,349,885 shares of Series B Preferred Stock are outstanding, 100,000 shares of Series C Preferred Stock are outstanding, and 1,845,000 shares of Series D Preferred Stock are outstanding.

               (ii) Of the Company's 30,000,000 authorized shares of Common Stock, 2,750,000 shares of Common Stock (the "Option Pool") have been reserved for issuance under the Company's 1998 Equity Incentive Plan (the "Plan"). Of this amount, 1,308,461 shares of Common Stock have been issued as restricted stock, 246,201 shares of Common Stock have been issued pursuant to the exercise of option granted under the Plan, 1,130,488 shares of Common Stock may be issued under outstanding option grants under the Plan, and 64,850 shares of Common Stock remaining in the Option Pool for issuance under the Plan.

               (iii) The sale of the Securities is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or therein or as otherwise required by such laws at the time a transfer is proposed. Consistent with the provisions of the Note and the Warrant, the Series E Preferred Stock issuable upon exchange or conversion of the Note and exercise of the Warrant have not been designated but have been reserved. Once designated, issued and delivered and upon payment therefor in accordance with the terms of the Note and Warrant, the Series E Preferred Stock issuable upon exchange or conversion of the Note and exercise of the Warrant will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances.

               (iv) Except for (A) the conversion privileges of the Company's Series A Convertible Preferred Stock, (B) the rights provided in
               Section 2.3 of the Amended and Restated Shareholder's Agreement dated August 21, 2000 (C) vesting rights of employees under certain Stock Transfer Agreements entered into in connection with the issuance of shares (included in subsection (i)(A) above), (D) the rights described in subsection (ii) above, (E) a Warrant to purchase 7,200 shares of Common Stock of Akkadix Corporation held by the Salk Institute for Biological Research, and (F) 1,845,000 shares of Akkadix Corporation reserved for issuance to Pangene Corporation under the terms of a license agreement. (G) a convertible Note and Warrant to purchase shares of Series E Preferred Stock of Akkadix Corporation held by North American Nutrition and Agribusiness Fund ("NANAF"), (H) a convertible Note and Warrant to purchase shares of




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               Series E Preferred Stock of Akkadix Corporation held by Axys, and
               (I) a convertible Note and Warrant to purchase shares of Series E Preferred Stock of Akkadix Corporation held by NANAF being issued concurrently herewith, there are no other outstanding warrants, options, conversion privileges, or other rights or binding agreements to purchase or otherwise acquire or issue any equity securities of the Company.

        (d) Reports of the Company; No Material Adverse Changes. The Company has furnished Lender with copies of its unaudited financial statements for the fiscal year ending December 31, 1999, and unaudited financial statements for the ten months ended October 31, 2000 (collectively, the "Financial Statements"). Said Financial Statements, as of their respective dates, were accurate and complete in all material respects and did not omit any material information required to be set forth therein. Since December 31, 1999, there has not been any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Financial Statements, except changes in the ordinary course of business that have not been, in the aggregate, materially adverse.

        (e) Intellectual Property Rights.

               (i) Except as set forth on Schedule 4(e)(i) attached hereto, to the best of its knowledge, the Company has sufficient title and ownership or license rights of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights, and processes (collectively, "Intellectual Property") necessary for its business as now conducted and as proposed to be conducted to the Company's knowledge, without any conflict with or infringement of the rights of others;

               (ii) Except as set forth on Schedule 4(e)(ii) attached hereto, there are no outstanding options, licenses, or agreements of any kind relating to the matters listed in subsection (i) above, or that grant rights to any other person to manufacture, license, produce, assemble, market or sell the Company's products, nor is the Company bound by or a party to any options, licenses, or agreements of any kind with respect to the Intellectual Property of any other person or entity;

               (iii) the Company has not received any written communications (or oral communications to Gary H. Richardson) alleging that the Company or its employees has violated or infringed or, by conducting its business as proposed, would violate or infringe any of the Intellectual Property of any other person or entity; and




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               (iv) the Company is not aware that any of its employees is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company with respect to the Intellectual Property of the Company or otherwise or that would conflict with the Company's business as proposed to be conducted.

        (f) Security Interests. The grant of security interests in Section 6 of the Note, when effective by execution of each Note (and the filings required under the Uniform Commercial Code of the State of California and U.S. Patent and Trademark Office, when completed), creates a valid, binding, and perfected security interest (except to the extent that possession of stock certificates or other instruments is required to perfect a security interest therein) in the Collateral (as defined in
        Section 6 of the Note), free from any and all other liens and encumbrances.

        (g) Compliance With Other Instruments and Laws. The Company is not in violation or default in any material respect of any provision of its Articles of Incorporation or bylaws or in any material respect of any provision of any material mortgage, indenture, agreement, instrument, or contract to which it is a party or by which it is bound, or of any federal or state judgment, order, writ, decree, or any federal or state statute, rule, regulation or restriction applicable to the Company. The execution, delivery, and performance by the Company of the Transaction Documents, and the consummation of the transactions contemplated hereby and thereby, will not result in any such violation or be in material conflict with or constitute, with or without the passage of time or giving of notice, either a material default under any such provision or an event that results in the creation of any material lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

        (h) Litigation. There is no action, suit, proceeding, or investigation pending or, to the best knowledge of the Company, threatened against the Company that questions the validity of the Transaction Documents, or the right of the Company to enter into such agreements, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse change in the assets, business properties, prospects or financial condition of the Company.

        (i) Taxes. The Company has no material liability for any federal, state or local taxes, except for taxes which have accrued and are not yet payable or are being




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        contested by the Company in good faith. The Company has paid all payroll taxes required to be paid by it.

        (j) Offering. Assuming the accuracy of the representations and warranties of each Lender contained in Section 5 hereof, the offer, issue, and sale of the Securities is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "1933 Act"), and has been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

5. Representations and Warranties of Lender. Lender hereby represents and warrants to the Company as follows.

                (a) Legal Power. It has the requisite legal power to enter into this Agreement, to purchase the Securities hereunder, to convert its Note and exercise its Warrant, and to carry out and perform its obligations under the terms of this Agreement.

                (b) Due Execution. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

                (c) Investment Representations.

                      (i) It is acquiring the Securities and will acquire any security issued upon exercise thereof for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the 1933 Act.

                      (ii) It understands that (A) the Securities have not been registered under the 1933 Act by reason of a specific exemption therefrom, that the Securities must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the 1933 Act or is exempt from such registration; (B) the Securities will be endorsed with the following legends:

               NEITHER THIS [CONVERTIBLE NOTE] [WARRANT] NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS [CONVERTIBLE NOTE] [WARRANT],




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               OR ANY SHARES ISSUED PURSUANT THERETO, UNLESS (i) THERE IS AN
               EFFECTIVE REGISTRATION COVERING SUCH [NOTE] [WARRANT] OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

               IN ADDITION, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A RIGHT OF FIRST REFUSAL OPTION IN FAVOR OF THE CORPORATION AND/OR ITS ASSIGNEE(S), AS PROVIDED IN THE BY-LAWS OF THE CORPORATION.

                        and (C) the Company will instruct any transfer agent not to register the transfer of any of the Securities unless the conditions specified in the foregoing legend are satisfied, provided, however, that no such opinion of counsel shall be necessary if the sale, transfer or assignment is made pursuant to SEC Rule 144 and such transferring Lender provides the Company with evidence reasonably satisfactory to the Company and its counsel that the proposed transaction satisfies the requirements of Rule 144. The Company agrees to remove the foregoing legend from any securities if the requirements of SEC Rule 144(k) (or any successor rule or regulation) apply with respect to such securities and the Company and its counsel are provided with reasonably satisfactory evidence that the requirements of Rule 144(k) apply.

                        (iii) It is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities.

                        (iv) It is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.




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                        (v) It understands that the Securities it is purchasing
                        are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act, only in certain limited circumstances, and it represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act.

                        (vi) It was not formed for the specific purpose of acquiring the Securities offered hereunder.

                        (vii) Its principal business address is as set forth below its name on the signature pages hereto and it does not reside in any state of the United States other than the state so specified.

6. Warrant Separate. The Warrant will not be affected by payment of the Note.

7. Conditions to Closing.

                (a) Lender's Conditions. Lender's obligations under Section 2 of this Agreement shall be subject to the fulfillment of the following conditions to be satisfied before or at Closing:

                        (i) Lender shall have received the following documents, each executed by a duly authorized officer of the Company and other applicable parties, and each effective as of the date of this Agreement and in form and substance satisfactory to Lender:

                                (A) The Note;

                                (B) The Warrant;

                                (C) A UCC-1 Financing Statement in the form
attached hereto as Exhibit C;

                                (D) A Confirmation and Grant of Security
Interests in Intellectual Property in the form attached hereto as Exhibit D;

                                (E) A Side Letter in the form of Exhibit E,
where, among other things, the Company agrees to issue Series E Preferred Stock on the same terms and conditions and possessing the same rights and preferences as Series A Preferred Stock




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(other than price), if no Mezzanine Financing (as defined in the Note) has occurred when Lender desires to exchange or convert under the Note or exercise under the Warrant;

                                (F) Waivers of the Series A Holders' Rights of
First Refusal and of the Series B Holders' Rights of First Offer in the forms attached hereto as Exhibit F;

                                (G) An Opinion of Arthur J. Chatroo, counsel to
the Company, in the form attached hereto as Exhibit G; and

                                (H) Shares of common stock representing the
Company's ownership interest in all subsidiaries of the Company (with stock powers endorsed in blank); and

                        (ii) The representations and warranties of the Company contained in Section 4 shall be true and correct on the Closing Date as though such representations and warranties had been made on and as of such date.

                (b) Company's Conditions. Company's obligations under Section 2 of this Agreement shall be subject to the fulfillment of the following conditions to be satisfied before or at Closing:

                        (i) Company shall have received waivers of the Series A Holders' Rights of First Refusal and of the Series B Holder's Rights of First Offer in the forms attached hereto as Exhibit F;

                        (ii) The representations and warranties of Lender contained in Section 5 shall be true and correct on the Closing Date as though such representations and warranties had been made on and as of such date; and

                        (iii) The Company shall have received the purchase price for the Note and Warrant upon the terms and conditions set forth in this Agreement.

8. Covenants of the Company.

                (a) The Company shall not create or incur or suffer to be created or incurred any indebtedness other than:

                        (i) trade indebtedness created in the ordinary course of business;




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                        and

                                (ii) indebtedness in respect of taxes,
                        assessments, governmental charges or levies and claims for labor, materials and supplies.

                (b) No payment or declaration of a cash dividend, shall be made on the common stock of the Company while any obligations under the Note is outstanding.

                (c) No later than 45 days following the end of each quarter, the Company shall deliver to the Lenders its balance sheet as at the end of such period and its income statement for such period and for that portion of the Company's financial reporting year ending with such period. In addition, no later than 90 days following the end of each financial reporting year, the Company shall deliver to the Lenders its balance sheet, income statement, and statement of cash flows for such year.

9. Miscellaneous.

                (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                (b) This Agreement and the other Transaction Documents constitute the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, whether written or oral, and shall not be modified except by a writing signed by the Company and Lender.

                (c) This Agreement shall be governed by and construed in accordance with the laws of the State of California.

                (d) The headings in this Agreement are for convenience only and shall not alter or otherwise affect the meaning hereof.

                (e) No waiver of any of the provisions contained in this Agreement shall be valid unless made in writing and executed by the waiving party, it is expressly understood that in the event any party shall on any occasion fail to perform any term of this Agreement and the other party shall not enforce that term, the failure to enforce on that occasion shall not prevent enforcement of that or any other term hereof on any other occasion. The covenants set forth in Section 8 above shall expire on the Company's indefeasible payment to Lender of the full amount of the Obligations hereunder, whether pursuant to cash payment to Lender or the Lender's conversion or exchange thereof or any combination of the above.




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                (f) If any section of this Agreement is held invalid by any law, rule, order, regulation, or promulgation of any jurisdiction, such invalidity shall not affect the enforceability of any other sections not held to be invalid.

                (g) This Agreement and any amendment thereof may be executed in two or more counterparts, each of which shall be deemed an original for all purposes.

                (h) The Company agrees to execute and deliver such further acts and documents as Lender from time to time reasonably requires for the assuring and confirming of its rights hereby created or intended now or hereafter to be created.

                (i) All expenses related to this Agreement will be borne by the party incurring them, except that the Company shall pay reasonable fees and expenses of one counsel to Lender, in an amount not to exceed $15,000.

                      [THE NEXT PAGE IS THE SIGNATURE PAGE]




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          If you are in agreement with the foregoing, please sign the form of acceptance on the enclosed counterpart of this Agreement and return the same to the undersigned, whereupon this Agreement shall become a valid and binding contract between you and the undersigned.

                                             Very truly yours,

                                             AKKADIX CORPORATION,
                                             a California corporation


                                             By: /s/ DAVID COHEN
                                                 -------------------------------
                                                 Name:  David Cohen
                                                 Title: CFO, VP Finance


     The foregoing Agreement is hereby accepted as of the date first written above:

                                             AXYS PHARMACEUTICALS, INC., a
                                             Delaware corporation


                                             By: /s/ WILLIAM J. NEWELL
                                                 -------------------------------
                                                 Name:  William J. Newell
                                                 Title: Sr. Vice President

                             SCHEDULE OF EXCEPTIONS

1. Schedule 4(e)(i)

        Akkadix is an early stage gene discovery and functional genomics company developing new plant traits. Its business plan is to license these traits to other companies for the development and marketing of products. Commercial research and the introduction of products containing transgenic traits requires the application of a number of separate and distinct technologies. These include: the gene or genes necessary to confer the desired trait(s); germplasm; transformation and regeneration technology; promoters, enhancers and other regulatory elements; selectable markers; and terminator sequences, among others. Many of these technologies have been developed by others. To the extent that Akkadix does not have access to these technologies itself, it proposes to collaborate with other companies with available technologies that permit the development and marketing of products containing the traits developed by Akkadix. However, Akkadix does not represent that it has, or will be able to obtain, all of the rights necessary for the commercialization of any specific traits.

2. Schedule 4(e)(ii)

        Grants of Intellectual Property Rights to Third Parties.

        (a) Forage Genetics, Inc.: An exclusive license to make, use, sell and sublicense the five gene technologies licensed by Akkadix from the Salk Institute and Noble Foundation solely for use in Alfalfa. This license includes a first right to negotiate for licenses to future technologies developed by Akkadix for use in Alfalfa.

        (b) AgriBioTech, Inc.: A license to make, use, sell and sublicense the five gene technologies licensed by Akkadix from the Salk Institute and Noble Foundation solely for use in turf grasses and certain forage crops. The license is exclusive (except for forage corn), and includes a first right to negotiate for licenses to future technologies developed by Akkadix for use in these crops.

        (c) American Cyanamid: In connection with a screening agreement for certain combinatorial chemistry compounds available to Akkadix from Axys Pharmaceuticals, American Cyanamid has an option to negotiate for an exclusive license to use the compounds for products in areas where they have identified biological activity.

        (d) Pangene. A nonexclusive, worldwide license under Akkadix's rights in the Akkadix Patent Rights and Akkadix Know How Rights (as defined in the




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                License Agreement dated August 21, 2000), including inventions, discoveries, compositions, methods, processes, uses, data and other technologies relating to bioinformatics as a tool for the study of the structure, function and interrelationship of genes and the proteins they encode, for all uses other than to develop, make, use, offer for sale, sell and import products for use in the agricultural field.

        (e) 25 agreements with seed various companies for the exchange of germplasm materials.

                               LIST OF AGREEMENTS

AKKADIX CORPORATION

              COMPANY                         TYPE OF AGREEMENT                                 DATE
              -------                         -----------------                                 ----
2. 1999 AGREEMENTS
A/F Protein, Inc.                        Mutual Non-Disclosure & Confidentiality Agree         10/4/99
AgResearch                               Confidentiality Agreement                             11/19/99
Arena Pharmaceuticals, Inc.              Mutual Non-Disclosure Agreement                       12/6/99
ASAP                                     Confidentiality Agreement                             11 /10/99
Axys Pharmaceuticals, Inc.               Materials Transfer Agreement                          11/9/99
BioScience Securities, Inc.              Confidentiality Agreement                             10/25/99
Biotechnology Research & Dev.            Option Agreement                                      12/1/99
Center for Biological Sequence Analysis  License Agreement- Signal Software                    10/21/99
Chou, Richard                            Confidential Info & Invention Assignment Agmt         10/6/99
Comsolv Consulting LLC                   Confidentiality Agreement                             10/28/99
CropTech                                 Confidentiality Agreement                             9/21/99
CSIRO Plant Industry                     Material Transfer Agreement (missing)                 unknown
Demegen, Inc.                            Confidentiality Agreement                             10/29/99
Elich, Tedd                              Reciprocal Confidentiality Agreement                  10/5/99
European Molecular Biology Lab.          Non-Exclusive License Agmt/Smart-A Database           10/29/99

Gene Pool                                Confidential Information Agreement                    7/7/99
Genetronics, Inc.                        Confidential Disclosure Agreement                     9/27/99
GenSeed, Inc.                            Confidentiality Agreement                             8/10/99
GRDC (Grains Research & Dev)             Confidentiality Agreement                             10/9/99
GRDC (Grains Research & Dev)             License Agreement                                     11/1/99
Harper, Jeff                             Confidentiality Agreement                             12!7/99
INBio                                    Research Agreement                                    12/1/99
Kmiec, Dr. Eric B.                       Confidentiality Agreement                             10/17/99
Lloyd, Alan Martin                       Reciprocal Confidentiality Agreement                  7/22/99
Michigan State University                Confidential Disclosure Agreement                     8/27/99
New Mexico State University              Research Agreement                                    8/1/99
Novartis Seeds AG                        Materials Transfer Agreement                          10/15/99
Ohio State                               Agree for Obtaining Arabidopsis EST Lib of Clones*
Regents of the Univ. of California       Mutual Secrecy Agreement for Data                     10/21/99
Regents of the Univ. of California       Mutual Secrecy Agreement for Data                     11/23/99
Romac International                      Professional Services Agreement                       10/5/99
Salk Institute for Biological Studies    Blanket Mutual Confidentiality Agreement              11/2/99
SBIR Grant application                   Phase II of the SBIR Grant / Arcady Mushegian         8/11/99
Sephens Inc.                             Confidentiality Agreement                             12/16/99
South Carolina Research Institute        Licensing Agreement (USC Disclosure No. 96126)        8/3/99
South Carolina Research Institute        Licensing Agreement (USC Disclosure No. 99212)        8/3/99
South Carolina Research Institute        Research Agreement                                    8/3/99
Sycamores, The                           Rental Agreement                                      8/20/99
Texagen, Inc.                            Confidential Disclosure Agreement                     11/15/99
Thomas Jefferson University              Confidential Disclosure Agreement                     10/4/99
UniQuest Pty Ltd.                        Confidentiality Agreement                             6/17/99
University of GA Research Found.         Research Agreement                                    10/1/99
University of Rochester                  Non-Disclosure Agreement                              517/99
University of South Carolina             Confidentiality Agreement                             9/30/99
University of Texas                      Exclusive Option Agreement                            8/9/99
University of Texas                      Sponsored Research Agreement No. UTA99-0280           8/1/99
University of Texas (Texagen, Inc.)      Sponsored Research Agreement                          8/1/99

Walker, John (Professor)                 Reciprocal Confidentiality Agreement                  2/23/99
Zuo, Lin                                 Confidentiality Agreement                             9/28/99

3. 2000 AGREEMENTS

A.G. Edwards Capital, Inc.               Confidentiality Agreement                             9/20/00
A/F Protein                              Material Transfer Agreement                           1/21/00
Access Plant Technology                  Mutual Confidentiality Agreement                      6/19/00
AgriBio Tech, Inc.                       Confidentiality And Non-Use Agreement                 1/10/00
Akkadix Vehicle Papers                   Truck Registration/Insurance Papers                   6/29/00
Alexandria                               Proposal - Axys sink                                  2/3/00
Alexandria Real Estate                   Amended Sublease Agreement for Akkadix                7/14/00
Applied Genomic Technology Capital Funds Confidentiality Agreement                             8/25/00
Arcaris, Inc.                            Confidentiality Agreement                             6/12/00
Arcus Data Security                      Data Storage and Service Agreement                    10/13/00
Aurora Biosciences                       Non-disclosure Agreement                              1/31/00
Axys Advanced Technologies               Shipping Manifest for CD/Rom Protocols for Libraries  6/2/00
Axys Pharmaceuticals, Inc.               Bridge Financing Agreement                            9/11/00
Axys Pharmaceuticals, Inc.               Consent to proposed transfer - AAT                    4/12/00
Axys Pharmaceuticals, Inc.               Exc. Auth. & Right to Sublease - Act as Agent         1/25/00
Axys Pharmaceuticals, Inc.               Modification Agreement                                4/28/00
Axys Pharmaceuticals, Inc.               Receipt for Protocols re: Modification Agree.         5/17/00
Azca, Inc.                               Confidentiality Agreement                             9/15/00
Banc of America Securities               Confidentiality Agreement                             9/6/00
Barbas, Carlos F.                        Confidentiality Agreement                             6/16/00
Battelle Memorial Institute              Non-disclosure Agreement                              2/28/00
Bay City Capital                         Bridge Financing Agreement                            6/8/00
Bay City Capital                         Confirmation and grant of security interest           6/8/00
Bayer AG                                 Confidentiality Agreement                             7/29/00
Bear Stearns                             Confidentiality Agreement                             9/20/00
Bissinger, Peter                         Confidentiality Agreement                             7/24/00
Boehringer Ingelheim Pharma KG           Secrecy Agreement                                     9/28/00

Burleigh Instruments                     Equipment Loan Agreement                              10/30/00
Burnham Real Estate Services             Commission Schedule / Axys Sublease                   2/28/00
CalTech (California Institute
  of Technology)                         Material Transfer Agreement                           2/14/00
CAMBIA                                   Confidentiality Agreement                             1/27/00
CAMBIA                                   Nonexclusive License Agreement                        2/3/00
Cargill Hybrid Seeds                     Agreement to Assign MGR Agreement                     10/2/00
CB Richard Ellis                         Exclusive Representation Agreemt. for Mr. Driscoll    8/11 /00
Celera AgGen, Inc.                       Confidentiality Agreement                             1/6/00
Cell Gate, Inc.                          Confidentiality Agreement                             4/14/00
Center for the Application of
  Molecular Biology to International
  Agriculture                            Non-Exclusive License Agreement                       2/3/00
Center for Atomic Energy                 Confidentiality Agreement                             10/17/00
Centre for Cellular and
  Molecular Biology                      Confidentiality Agreement                             8/6/00
Chase Securities                         Confidentiality Agreement                             6/21/00
China Development Industrial Bank        Confidentiality Agreement                             8/15/00
Cornell Research Foundation              Research Use Agreement                                10/31/00
Colliant, LLC                            Confidentiality Agreement                             5/9/00
CropTech Corporation                     Confidentiality Agreement                             4/12/00
CSIR Bio/Chemtek                         Confidentiality Agreement                             9/6/00
Dinesh-Kumar, S.P.                       Confidentiality Agreement                             7/31/00
Ernst & Young                            Note Receivable Confirmation Request                  5/19/00
European Molecular Biology Lab           Dr. Steve Ferris-Technology Transfer Officer          5/31/00
Forage Genetics                          Confidentiality Agreement                             1/6/00
Forage Genetics                          Sponsored Research Agreement                          11/1/00
Forage Genetics                          License Agreement                                     10/16/00
Foundation for Research                  Confidentiality Agreement                             2/22/00
Four Oaks Bank & Trust                   Certificate of Liability Insurance                    3/28/00
Four Oaks Bank & Trust                   Certificate of Liability Insurance                    9/10/00
Freeling, Michael                        Germplasm Agreement                                   9/5/00
Friedrich, James W.                      Confidentiality Agreement                             3/29/00
GATX Ventures                            Confidentiality Agreement                             10/19/00
G.M. Associates                          Confidentiality Agreement                             9/11/00

GeneFormatics, Inc.                      Mutual Non-Disclosure Agreement                       5/26/00
Genesis Res. & Dev. Corp. Ltd.           Material Transfer Agreement                           4/3/00
Genesis Res. & Dev. Corp. Ltd.           Mutual Non-Disclosure Agreement                       11/2/00
Genetic Applications LLC                 Confidentiality Agreement                             2/11/00
Genetronics, Inc.                        Research and License Agreement                        3/27/00
Gershenzon, Jonathan                     Confidentiality Agreement                             8/14/00
Georgia Tech Research Corporation        Research Project Agreement                            12/1/00
Gilbertson, Larry                        Confidentiality Agreement                             10/3/00
Goldman Sachs                            Confidential Agreement                                8/8/00
Goodman, Major                           Confidentiality Agreement                             8/24/00
HDR Architecture                         Owner/Architect short form agreement                  6/22/00
Hookstra                                 Confidentiality Agreement                             1/13/00
I & G High Bluff, Inc.                   Certificate of Liability Insurance                    6/8/00
I & G High Bluff, Inc.                   Certificate of Liability Insurance                    9/10/00
IBM                                      Agreement for Exchange of Confidential Info.          9/13/00
InBioNet Corporation                     Confidentiality Agreement                             7/26/00
Incyte Genomics                          Custom Sequencing Services Agreement                  9/27/00
InGex                                    Confidentiality Agreement                             8/22/00
Insell, Jim                              Confidentiality Agreement                             9/8/00
Institute of Plant Genetics and Crop Plant Research(IPK)                                       6/23/00
International Capital Strategies         Confidentiality Agreement                             9/19/00
Iron Mountain                            Records Management and Service Agreement              10/11/00
Jackson and Blanc                        Short Form Contract                                   7/25/00
Japan Tobacco                            Confidentiality Agreement                             7/5/00
John Innes Centre                        Sponsored Research Agreement                          7/12/00
Johnson & Wood Insurance                 Certificate of Liability Insurance                    4/4/00
Karin Lohman                             Confidentiality Agreement                             3/30/00
Kowalczykowski, Stephen                  Confidentiality Agreement                             9/5/00
Kyoto University (Dr. Sumie Ishiguro)    Material Transfer Agreement                           3/22/00
Lamb, Chris                              Confidentiality Agreement                             8/24/00
Levin, Joshua Dr.                        Confidentiality Agreement                             5/30/00
MSS                                      Corn Testing Agreement                                3/2/00

Merrill Lynch                            Confidentiality Agreement                             7/12/00
Missouri Soybean Merchandising Council   Amendment to Collaboration on Soybean Improvement     6/8/00
Missouri Soybean Merchandising Council   Letter agreement                                      2/9/00
Monsanto/Dekalb                          Evidence of non-use (Inbred disposal)                 5/17/00
Monsanto                                 Letter Agreement                                      10/25/00
New York University School of Medicine   Germplasm Agreement                                   11/15/00
NIH                                      Grant application receipt/assignment number           3/14/00
North, Roger                             CDA                                                   7/18/00
Ohio State University                    Materials Transfer Agreement                          10/17/00
Ohio State University                    Confidentiality Agreement                             9/15/00
On Target                                Confidentiality Agreement                             1/12/00
On Target                                Software Development Agreement                        6/26/00
On Target                                Statement of Work Agreement                           7/11/00
Orion Genomics, LLC                      Confidentiality Agreement                             1/31/00
Orkin Pest Elimination                   Commercial Services Agreement                         9/15/00
PaineWebber                              Confidentiality Agreement                             6/21/00
Pangene                                  nondisclosure Agreement                               2/15/00
Pangene                                  License Agreement                                     8/21/00
Pangene Corporation                      Agreement to Negotiate                                6/15/00
Paradigm Technical Writing Solutions     Services Agreement                                    9/7/00
PAU Seeds                                Material Release Agreement - Akkadix                  3/21/00
Paul Ecke Ranch                          Greenhouse Lease (ltr)                                2/21/00
Paul Ecke Ranch                          Lease Agreement                                       2/25/00
Paul Ecke Ranch                          Letter of Confirmation (Lease)                        3/23/00
Paul Ecke Ranch                          Certificate of Liability Insurance                    9/1/00
Paxton, John                             Bill of Sale                                          7/24/00
PE Biosystems                            Confidentiality Agreement                             6/13/00
PE Biosystems                            Reagent Purchase Plan                                 4/14/00
PE Corporation                           Confidentiality Agreement                             7/18/00
Performance Plants                       Confidentiality Agreement                             10/30/00
Philgro, Inc.                            Demand Promissory Note                                3/21/00

Philippine Rice Research Institute       Research and Technology Transfer Agreement            1/1/00
PhytaGenics                              nondisclosure Agreement                               10/6/00
Pioneer Hi-Bred International            Confidentiality Agreement                             10/11/00
Plant Newco                              Term Sheet                                            2/24/00
Plant Bioscience                         Confidentiality Agreement                             11/2/00
PlantGenix, Inc.                         Confidentiality Agreement                             5/30/00
Private Individuals (Russian
  Academy of Sci.)                       Confidentiality Agreement                             5/1/00
Producers Natural Processing Corp.       Confidentiality Agreement                             1/27/00
Prudential Securities                    Confidentiality Agreement                             9/12/00
Puchta, Holger                           Confidentiality Agreement                             6/23/00
Ray, Animesh                             Assignment Agreement                                  5/3/00
Research Development Foundation          Confidentiality Agreement                             212/00
Salk Institute                           Warrant to Purchase Stock
                                         Proposal to license technologies by Plant
Salk Institute                           Biology Lab.                                          5/1/00
Salk Institute                           Terms & Conditions to review information              4/25/00
Salk-Four Scientists                     Letter of Intent                                      2/4/00
Samuel Roberts Noble Foundation, Inc.    Confidentiality Agreement                             6/19/00
Samuel Roberts Noble Foundation, Inc.    Sponsored Research Agreement                          11/1/00
Schmidt, Bob                             CDA                                                   1/31/00
Schubert, Karel, Dr.                     Confidentiality Agreement                             3/29/00
Scripps Research Institute               Research Funding and Option Agreement                 11/10/00
Seed Genetics, Inc.                      Letter of Intent to form a Strategic Alliance         12/6/00
Seed Genetics, Inc.                      Inbred Crossing & Testing Agreement                   4/6/00
Senesco Technology                       Confidentiality Agreement                             11/2/00
Senomyx                                  Certificate of Liability Insurance                    9/1/00
Sequana Therapeutics                     Tenant Estoppel Certificate                           7/8/00
Sequana Therapeutics                     Amended and Restated Sublease for Akkadix             7/17/00
Sequenom Industrial Genomics             Confidential Disclosure Agreement                     8/24/00
Shindyalov, Ilya                         Confidentiality Agreement                             11/3/00
SKW Biogarde GmbH and Co                 Confidentiality Agreement                             10/12/00
Sofinov                                  Confidentiality Agreement                             11/17/00

South Carolina Research Institute        License Agreement and Amendments                      1/1/00
Spotfire, Inc.                           Software License Agreement                            8/24/00
State of Missouri                        Certificate of Authority                              4/3/00
State of North Carolina                  Certificate of Authority                              4/10/00
SUD West Saat                            Discontinuation of Collaboration                      4/7/00
Tellus                                   Confidentiality Agreement                             1/26/00
The Scripps Research Institute           Confidentiality Agreement                             6/16/00
The Sycamores                            Rental Agreement                                      1/15/00
Tuscola National Bank                    Certificate of Liability Insurance                    4/4/00
Tuscola National Bank                    Certificate of Liability Insurance                    9/10/00
UCSD                                     Secrecy Agreement for Data-Plant Epidermis            5/3/00
UCSD                                     Secrecy Agreement for Data-Drought Tolerance          4/27/00
University of Delhi                      Confidentiality Agreement                             6/21/00
University of Edinburgh                  Research and License Agreement                        2/21/00
University of Missouri                   Proposed Term Sheet - Research Funding                2/22/00
University of Rochester                  License Agreement                                     5/5/00
University of So. Carolina               License Agreement                                     1/27/00
Valuation Research Corporation           Confidentiality Agreement                             3/24/00
Vitality Biotechnologies, Inc.           Confidentiality Agreement                             2/11/00
Washington State University              Confidentiality Agreement                             6/12/00
Whitman Ranch                            Land Rental & Services Agreement                      3/8/00
Whitney and Co.                          Confidentiality Agreement                             8/25/00
Wisconsin Alumni Research Foundation     License Agreement                                     7/20/00
Wisconsin Alumni Research Foundation     Certificate of Liability Insurance                    11/16/00

                                                                       EXHIBIT A

NEITHER THIS CONVERTIBLE NOTE NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE HOLDER (AS DEFINED BELOW) MAY NOT TRANSFER THIS CONVERTIBLE NOTE, OR ANY SHARES ISSUED PURSUANT TO ITS CONVERSION PROVISION, UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH NOTE OR SUCH SHARES UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                               AKKADIX CORPORATION

                             8% CONVERTIBLE SECURED
                             NOTE DUE JUNE 12, 2001
                             AND SECURITY AGREEMENT

FOR VALUE RECEIVED, Akkadix Corporation, a California corporation (the "Company"), hereby promises to pay, subject to the exchange and conversion provisions in Section 7 herein, to Axys Pharmaceuticals, Inc., a Delaware corporation (the "Lender" or "Holder"), the principal sum of FIVE HUNDRED THOUSAND DOLLARS ($500,000) plus interest plus enforcement costs (including, but not limited to, reasonable attorney fees) thereon (collectively, the "Obligations") on the earlier of: (i) June 12, 2001, or (ii) the first business day immediately following such date as the Company receives any cash or other proceeds totaling not less than $10,000,000 (excluding amounts deemed to be received as proceeds due to the conversion by Holder or North American Nutrition and Agribusiness Fund ("NANAF") of convertible secured notes issued by the Company) from the date hereof with respect to a financing (the "Mezzanine Financing") (such date in (i) or (ii) above being the "Maturity Date").

Section 1. Interest. Interest on the outstanding principal amount shall be cumulative, accrue at the rate of 8% per annum or, if lower, the maximum rate permitted by law, and be paid in cash unless this note and security agreement ("Note") is converted pursuant to Section 7 hereof, in which case interest may, at the Holder's election, be paid in Series E Preferred Stock.

Section 2. Bridge Financing Agreement. This Note has been issued pursuant to a Bridge Financing Agreement (the "Bridge Financing Agreement") dated as of the date hereof by and among the Company and the Holder. The Company shall keep or cause to be kept at its principal office appropriate records for the recordation of the name and address of the Holder, which address may be changed from time to time effective ten (10) days after receipt of written notice of such change from the Holder.

Section 3. Default. The occurrence of one or more of the following events shall constitute an event of default ("Event of Default"):

3.1 The Company shall fail to pay the Obligations on the Maturity Date when the same shall have become due and payable.

3.2 The Company shall fail to pay any of its debts (other than the Obligations under this Note) when the same shall have become due and payable.

3.3 The entry of a decree or order by a court having jurisdiction in the premises adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization arrangement, adjustment, or composition of or in respect of the Company under the federal Bankruptcy Act or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or trustee of the Company, or any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

3.4 The institution by the Company of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the federal Bankruptcy Act or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, or trustee of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

3.5 The Company shall fail to perform or observe any material covenant contained in the Bridge Financing Agreement or any material term or agreement set forth in this Note.

Section 4. Acceleration. Upon an Event of Default, all Obligations shall become immediately due and payable to the Holder without presentment, demand, protest or other notice of any kind, all of which are expressly waived by the Company.

Section 5. Status of Note. The rights of the Holder, under the terms of this Note shall be superior to any obligation due any holder of the common shares of the Company arising solely out of the fact that such person is an owner of the common shares of the Company.

Section 6. Creation of Security Interest. The Company hereby grants to the Holder a security interest, in all of the Company's right, title and interest in and to the following collateral, whether now owned or hereinafter acquired (the "Collateral"):

6.1 All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles for money due or to become due, and all obligations of any kind from any party to the Company.

6.2 All inventory and equipment in all of its forms, wherever located, and all other goods and personal property of the Company.

6.3 All intellectual property of the Company, including, but not limited to, any and all: (i) patents, patent rights, patent registrations and applications, patent licenses, claims and rights against third parties for past, present or future infringement of any patents, and all corresponding and related rights throughout the world; (ii) copyrights, copyright registrations and applications, rights to make and exploit all derivative work based on such copyrights, copyright licenses, claims and rights against third parties for past, present or future infringement of any copyrights, and all corresponding and related rights throughout the world; (iii) trademarks, tradenames, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other designs, and any related registrations and applications related to the foregoing, licenses, claims and rights against third parties for past, present or future infringement of any of the foregoing rights, and all corresponding and related rights throughout the world.

6.4 All proceeds of any and all of the foregoing Collateral and all interest, principal, royalties, license fees, rents, dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Collateral, and, to the extent not otherwise included, any and all: (i) payments under insurance to the Company (regardless of whether the Company or the Lender is loss payee), or any indemnity, warranty or guaranty payable by reason of loss or damage to such Collateral, and (ii) cash.

Section 7. Exchange; Conversion.

7.1 The Holder of this Note shall have the right, at the Holder's option, to exchange or convert the Obligations under this Note as follows:

        7.1.1 The Holder may exchange the Obligations under this Note into Series E Preferred Stock of the Company which are sold and issued by the Company in the Mezzanine Financing on the same terms and conditions of such Mezzanine Financing and on the closing date of such Mezzanine Financing or at any time thereafter.

        7.1.2 If, on the earlier of (i) the Maturity Date, or (ii) the date of an Event of Default, no Mezzanine Financing has occurred to set the terms and conditions of exchange of Obligations for Series E Preferred Stock, then Holder may convert the Obligations under this Note on such date (or at any time thereafter) into the Company's Series E Preferred Stock, $0.001 par value, and such Series E Preferred Stock shall be issued on the same terms and conditions (other than price) as the Company's currently outstanding Series A Preferred Stock at a per share price of Series E Preferred Stock to be mutually agreed to by the parties at such time.

7.2 In the event of an exercise of this Section 7, the Holder may exchange or convert all or part of Obligations under this Note. In order to exchange or convert, the Holder must surrender this Note to the Company at the Company's principal offices and the Company shall, as promptly as practicable after the surrender, deliver to the Holder a certificate or certificates representing the number of fully paid and nonassessable shares of the Company into which such Note may be exchanged or converted and a new Note evidencing any unexchanged or unconverted Obligations.

7.3 The number of shares of Company stock which shall be delivered on exchange or conversion of the Obligations under this Note shall be an amount determined by dividing the amount of the Obligations under this Note by the applicable exchange or conversion price as determined in accordance with this Section 7, and rounding the result down to the nearest share. The conversion price from time to time specified in Section 7.1.2 above shall be the "Original Conversion Price", and the adjusted conversion price shall be the "Conversion Price".

7.4 No fractional shares of stock or scrip shall be issued upon conversion of this Note. Instead of any fractional shares of stock which would otherwise be issuable upon conversion of this Note, the Company shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price of such fractional interest.

Section 8. Covenants of the Company. The Company agrees that it will comply with the covenants set forth in Section 8 of the Bridge Financing Agreement.

Section 9. Assignment, Exchange, or Loss of Note. Subject to the transfer restrictions herein, upon presentation and surrender of this Note to the Company at its principal office with a duly executed request for assignment and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Note in the name of the assignee named in such instrument of assignment and this Note shall promptly be canceled.

Section 10. Rights of the Holder. The Holder shall not, by virtue of the provisions in this Note, be entitled to any rights of a shareholder in the Company, either at law or equity.

Section 11. Anti-Dilution Provisions. The number and kind of securities purchasable upon the conversion (but not the exchange) of the Obligations under this Note shall be subject to adjustment from time to time as follows:

11.1 In case the Company shall: (i) pay a dividend or make a distribution on the outstanding common stock of the Company (the "Common Stock") payable in common shares, (ii) subdivide the outstanding Common Stock into a greater number of shares, (iii) combine the outstanding Common Stock into a lesser number of shares, or (iv) issue by reclassification of the Common Stock any common shares of the Company, the Holder of this Note shall thereafter be entitled, upon conversion, to receive the number and kind of shares which, if this Note had been converted immediately prior to the happening of such event, the Holder would have owned upon such conversion (and conversion of the Series E Preferred Stock into Common Stock) and been entitled to receive upon such dividend, distribution, subdivision, combination, or reclassification. Such adjustment shall become effective on the day next following (x) the record date of such dividend or distribution or (y) the day upon which such subdivision, combination, or reclassification shall become effective.

11.2 This Note shall also be subject to the following adjustment:

        11.2.1 If at any time or from time to time after the "Closing Date" (as defined in the Bridge Financing Agreement), the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as provided in Section 11.1, for an Effective Price (as hereinafter defined) less than the then existing Conversion Price, then and in each such case the then existing Conversion Price for this Note shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the then existing Conversion Price by a fraction: (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection 11.2.2) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the then existing Conversion Price, and
(ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, and (B) the number of shares of Common Stock into which the then outstanding shares of Preferred Stock could be converted if fully converted on the day immediately preceding the given date.

        11.2.2 For the purpose of making any adjustment required under this
Section 11.2, the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company,
(B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

        11.2.3 For the purpose of the adjustment required under this Section 11.2, if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the Original Exercise Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amount of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof, provided that if in the case of Convertible Securities the minimum amount of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the then existing Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the then existing Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the conversion price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Notes.

        11.2.4. "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this
Section 11.2, whether or not subsequently reacquired or retired by the Company other than (1) shares of Common Stock issued upon conversion of the Preferred Stock and the Notes and upon exercise of warrants issued to the Holder of the Note on the date hereof, (2) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) after the Closing Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, provided that in aggregate no more than 2,750,000 shares of such Common Stock is issued, (3) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Closing Date, and (4) shares of Common Stock issued in connection with equipment leasing or bank financing transactions approved by the Company's Board of Directors. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 11.2, into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 11.2, for such Additional Shares of Common Stock.

11.3 If at anytime the Company is required to issue shares of its common shares in excess of the number of common shares then authorized, both the Company and the

Holder shall cooperate in taking any and all steps necessary to increase the number of authorized common shares of the Company to effectuate the purposes of this Section 11.

11.4 Irrespective of any adjustments in the number or kind of shares to be received upon conversion of this Note, the form of Note theretofore or thereafter issued may continue to express the number and kind of shares as are stated in this Note.

Section 12. Restrictions on Transfer. This Note has not been registered under the Securities Act of 1933. This Note, or any right hereunder, may not be enforced against the Company by any Holder, except the original Holder herein,
(i) unless there is an effective registration covering such note or underlying shares under the Securities Act of 1933 and applicable state securities laws,
(ii) unless the Company receives an opinion of an attorney acceptable to the board of directors or its agents, that the proposed transfer of the Note complies with the requirements of the Securities Act of 1933 and any relevant state securities law, or (iii) unless the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

Section 13. Notices. All notices and other communications required or permitted under this Note shall be validly given, made, or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Company at the following address:

               Akkadix Corporation
               11099 North Torrey Pines Road, Suite 200
               La Jolla, CA 92037

               Attn: Arthur J. Chatroo

All notices and other communications required or permitted under this Note shall be validly given, made or served if in writing and delivered personally, via overnight courier or sent by registered mail, to the Holder at the following address:

               Axys Pharmaceuticals, Inc.
               180 Kimball Way
               South San Francisco, CA 94080

               Attn: William J. Newell

Section 14. Law Governing. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California.

Section 15. Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor effect the interpretation of this Agreement.

Section 16. Computation of Time. In computing any period of time pursuant to this Agreement, the day of the act, event or default from which the designated period of time begins to run shall be included, unless it is a Saturday, Sunday, or a legal holiday, in which event the period shall begin to run on the next day which is not a Saturday, Sunday, or legal holiday, in which event the period shall run until the end of the next day thereafter which is not a Saturday, Sunday, or legal holiday.

Section 17. Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

Section 18. Further Assurances. The Company shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of the Agreement, including, but not limited to, taking any action to perfect Lender's security interests granted herein.

Section 19. Parties in Interest. Nothing herein shall be construed to be to the benefit of any third party, nor is it intended that any provision shall be for the benefit of any third party.

IN WITNESS WHEREOF, a duly authorized officer of Akkadix Corporation has executed this Note to be effective on this 12th day of December, 2000.

                                        AKKADIX CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------

                                                                       EXHIBIT B

            VOID AFTER 5:00 P.M. PACIFIC TIME, ON DECEMBER 12, 2005

NEITHER THIS WARRANT NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE HOLDER (AS HEREINAFTER DEFINED) MAY NOT TRANSFER THIS WARRANT OR ANY SHARES ISSUED PURSUANT TO ITS EXERCISE PROVISION UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS, (ii) THE COMPANY FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS OR ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                               AKKADIX CORPORATION

                               WARRANT CERTIFICATE
                  FOR THE PURCHASE OF SERIES E PREFERRED STOCK

FOR VALUE RECEIVED, Akkadix Corporation, a California corporation (the "Company"), hereby certifies that Axys Pharmaceuticals, Inc. or its assigns (the "Holder"), is entitled, subject to the provisions of this Warrant Certificate ("Warrant"), to purchase from the Company at any time, or from time to time during the period commencing on the date hereof and expiring at 5:00 p.m. Pacific Time, on December 12, 2005 (the "Expiration Date"), up to Seventy Thousand (70,000) fully paid and nonassessable shares of Series E Preferred Stock (as hereinafter defined), at a per share price (the "Original Exercise Price") equal to (i) the conversion price under the 8% Convertible Secured Note Due December 12, 2001 and Security Agreement (the "Note") pursuant to Section
7.1.2 of the Note, or (ii) the exchange price under the Note set forth in
Section 7.1.1 if a Mezzanine Financing (as defined in the Note) has occurred before June 12, 2001. Capitalized terms are used herein as defined in the Note unless otherwise defined herein. The Original Exercise Price may be adjusted as herein provided (as may be adjusted, the "Exercise Price").

The term "Series E Preferred Stock" means the Series E Convertible Preferred Stock, par value $.001 per share, of the Company, which terms and conditions shall be the same as the Series E Preferred Stock referred to in the Note, together with any other equity securities that may be issued by the Company in respect thereof or in substitution therefor. The number of shares of Series E Preferred Stock to be received upon the exercise of this Warrant may be adjusted from time to time as hereinafter set forth. The shares of Series

E Preferred Stock deliverable or delivered upon such exercise, as adjusted from time to time, are hereinafter referred to as "Warrant Stock".

Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction, mutilation or partial exercise of this Warrant, and in the case of loss, theft, destruction, mutilation or partial exercise of satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated or partially exercised, the Company shall execute and deliver a new Warrant, of like tenor and date for the appropriate number of shares that the Holder is entitled to purchase.

Section 1. Vesting. There shall be no vesting period for the Warrant, as this warrant shall vest in full on the date hereof.

Section 2. Exercise of Warrant.

2.1 General Procedure. This Warrant may be exercised, subject to the requirements set forth below, in whole, or in part, at any time during the period commencing on the Effective Date and expiring at 5:00 p.m. Pacific Time on the Expiration Date, or, if such day is a day on which banking institutions in San Francisco, California are authorized by law to close, then on the next succeeding day that shall not be such a day, by presentation and surrender of this warrant to the company at its principal office and, subject to Section 8, delivery of the Warrant Exercise Form attached hereto as Exhibit A duly executed accompanied by payment (either in cash or by certified or official bank check, payable to the order of the Company) of the aggregate Exercise Price for the number of shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares purchasable hereunder.

2.2 Series E Preferred Stock Delivery. Upon receipt by the Company of this Warrant, together with the Exercise Price, at its office in proper form for exercise as described above, together with an agreement to comply with the restrictions on transfer and related covenants contained herein and a representation as to investment intent and any other matter required by counsel to the Company, signed by the Holder (and if other than the original Holder accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Warrant), the Holder shall be deemed to be the holder of record of the shares of Series E Preferred Stock issuable upon such exercise, even if the stock transfer books of the Company shall then be closed or certificates representing such shares of Series E Preferred Stock shall not have been delivered to the Holder. The Holder shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Series E Preferred Stock on exercise of this Warrant. The Company shall promptly thereafter issue certificate(s) evidencing the Series E Preferred Stock so purchased.

Section 3. Reservation of Shares. The Company shall at all times reserve for issuance and delivery upon exercise of this Warrant 70,000 shares (as adjusted) of Preferred Stock (to be designable into Series E Preferred Stock) or other shares of capital stock of the Company (and other securities) from time to time receivable upon exercise of this Warrant. All such shares (and other securities) shall be duly authorized and, when issued upon exercise, shall be validly issued, fully paid and non-assessable.

Section 4. No Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant, but the Company shall pay the Holder an amount equal to the Fair Market Value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of this Warrant. For purposes of this Warrant, the Fair Market Value of a share of Common Stock shall equal the closing sale price (or if not available the average of the closing bid and asked prices) on the business day prior to exercise of this Warrant, or, if the Common Stock is then not publicly traded, then the price determined in good faith by the Board of Directors of the Company.

Section 5. Transfer.

5.1 Securities Laws. Neither this Warrant nor the Warrant Stock have been registered under the Securities Act of 1933. The Company will not transfer this Warrant or the Warrant Stock unless (i) there is an effective registration covering such Warrant or such shares, as the case may be, under the Securities Act of 1933 and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Company's board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities ACT OF 1933 and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

5.2 Conditions to Transfer. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Company, deliver to the Company (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Company may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Company to the same extent as set forth in the next succeeding paragraph.

5.3 Holdback Period and Transfer. Except as specifically restricted hereby, this Warrant and the Warrant Stock issued may be transferred by the Holder in whole or in part at any time or from time to time. In the event that the Company publicly offers shares of its Common Stock, the Warrant Stock (if converted into Common Stock of the Company) may not be sold from the date of the Company's initial public offering of securities for a period ending six months after the conclusion of such initial public offering. Upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with an appropriate assignment form duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment, and this Warrant shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

Section 6. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

Section 7. Anti-Dilution Provisions.

7.1 Stock Splits, Dividends, Etc.

        7.1.1 If the Company shall at any time subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Series E Preferred Stock (on an as-converted basis into Common Stock) purchasable under this Warrant immediately prior to such subdivision shall be proportionately increased (unless such anti-dilution adjustment has already been effected through a conversion price adjustment on existing Series E Preferred Stock after a Mezzanine Financing), and if the Company shall at any time combine the outstanding shares of Series E Preferred Stock by recapitalization, reclassification or combination thereof, the number of shares of Series E Preferred Stock (on an as-converted basis into Common Stock) purchasable under this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the number of shares purchasable and the Exercise Price pursuant to this Section shall be effective at the close of business on the effective date of such subdivision or combination, or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

        7.1.2 Whenever the number of shares of Series E Preferred Stock purchasable upon the exercise of this Warrant is adjusted as provided in this Section, the Exercise

Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Series E Preferred Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Series E Preferred Stock so purchasable immediately thereafter.

7.2 Adjustment for Reorganization, Consolidation, Merge, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) or in case the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant may, immediately prior to such transaction, exercise as provided in Section 2, or, at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

7.3 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Series E Preferred Stock receivable on the exercise of this Warrant, the Company at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Company setting forth such adjustment and showing the facts upon which such adjustment is based. The Company shall forthwith mail a copy of each such certificate to each Holder.

7.4 Anti-Dilution Adjustment. This Warrant shall also be subject to the following adjustment (unless such anti-dilution adjustment has already been effected through a conversion price adjustment on existing Series E Preferred Stock after a Mezzanine Financing) in the event:

        7.4.1 If at any time or from time to time after the "Closing Date" (as defined in the Bridge Financing Agreement, of even date herewith, between the Company and the Holder), the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as provided in Section 7.1, for an Effective Price (as hereinafter defined) less than the then existing Exercise Price, then in each such case the number of Series E Preferred Stock shares purchasable shall be increased, as of the opening of business on the date of such issue or sale, to a number determined by multiplying the number of Series E Preferred Stock shares theretofore purchasable by a fraction: (ii) the denominator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection 7.4.2) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the then existing Exercise Price, and (i) the numerator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, and (B) the number of shares of Common Stock into which the then outstanding shares of all securities convertible into Common Stock could be converted if fully converted on the day immediately preceding the given date.

        7.4.2 For the purpose of making any adjustment required under this
Section 7.4, the consideration received by the Company for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

        7.4.3 For the purpose of the adjustment required under this Section 7.4, if the Company issues or sells any rights or options for the purchase of, or stock or other securities convertible into Additional Shares of Common Stock (such convertible stock or securities being herein referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than the then existing Exercise Price, in each case the Company shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof;

provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Company shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced, provided further that if the minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Company upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the then existing Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the then existing Exercise Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the exercise price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior exercise of this Warrant.

        7.4.4 "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this
Section 7.4, whether or not subsequently reacquired or retired by the Company other than (1) shares of Common Stock issued upon conversion of the Preferred Stock and the Notes and upon exercise of warrants issued to the Holder of the Note on the date hereof, (2) shares of Common Stock and/or options, warrants or other Common Stock purchase rights, and the Common Stock issued pursuant to such options, warrants or other rights (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) after the Closing Date to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, provided that in aggregate no more than 2,750,000 shares of such Common Stock is issued, (3) shares of Common Stock issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the Closing Date, and (4) shares of Common Stock issued in connection with equipment leasing or bank financing transactions approved by the Company's Board of Directors. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 7.4, into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section 7.4, for such Additional Shares of Common Stock.

7.5 Notices of Record Date, Etc. In case:

        7.5.1 the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire all shares of stock of any class or any other securities, or to receive any other right; or

        7.5.2 of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each Holder a notice specifying, as the case may be,
(A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

7.6 Threshold for Adjustments. Anything in this Section to the contrary notwithstanding, the Company shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to this Section shall have required a change of the Exercise Price by at least $0.01, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $0.01, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Company.

Section 8. Cashless Conversion Rights.

8.1 Shares to be Issued. In lieu of exercise of any portion of this Warrant as provided in Section 2 hereof, the Warrant (or any portion thereof) may, at the election of the Holder, be converted into the nearest whole number of shares of Common Stock equal to: (1) the product of (a) the number of Warrants to be so converted, (b) the number of shares of Common Stock then issuable upon the exercise of each Warrant and (c) the excess, if any, of (i) the Fair Market Value (as determined in accordance with Section 4) per share with respect to the date of conversion over (ii) the Exercise Price in effect on the business day next preceding the date of conversion, divided by (2) the Fair Market Value (as determined in accordance with Section 4) per share with respect to the date of conversion.

8.2 Procedure. The conversion rights provided under this Section may be exercised in whole or in part and at any time and from time to time while any Warrants remain outstanding. In order to exercise the conversion privilege, the Holder shall surrender to the Company, at its offices, this Warrant accompanied by a duly completed Notice of Cashless Conversion in the form attached hereto as Exhibit B. The Warrant (or so much thereof as shall have been surrendered for conversion) shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Warrant for conversion in accordance with the foregoing provisions. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver to the Holder (i) a certificate or certificates representing the number of shares of Common Stock to which the Holder shall be entitled as a result of the conversion, and (ii) if the Warrant is being converted in part only, a new certificate in principal amount equal to the unconverted portion of the Warrant.

Section 9. Legend and Stop Transfer Orders. Unless the shares of Warrant Stock have been registered under the Securities Act, upon exercise of any of this Warrant and the issuance of any of the shares of Warrant Stock, the Company shall instruct its transfer agent, if any, to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Stock shall bear on the face thereof substantially the following legend:

        Neither this stock nor any shares of stock issuable upon conversion of this stock, if applicable, have been registered under the Securities Act of 1933. The Holder may not transfer this stock nor the shares issuable upon conversion of this stock, if applicable, unless (i) there is an effective registration covering the shares represented by this certificate or such underlying shares, as the case may be, under the Securities Act of 1933 and applicable state securities laws, (ii) the Company first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

Section 10. Notice. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt, if to the Holder, at his/her address as shown on the books of the Company, and if to the Company, at its principal office, 11099 North Torrey Pines Road, Suite 200, La Jolla, California 92037. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof.

Section 11. Binding Effect. The provisions of this Warrant shall be binding upon and inure to the benefit of (1) the parties hereto, (2) the successors and assigns of the Company, (3) if the Holder is a corporation, partnership, or other business entity, the successors and assignee of the Holder, and (4) if the Holder is a natural person, the assignees, heirs, and personal representative of the Holder.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer and effective as of this 12th day of December, 2000.

                                       AKKADIX CORPORATION, a California
                                       corporation


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT A

                              WARRANT EXERCISE FORM

To: Akkadix Corporation

The undersigned hereby irrevocably elects to exercise the within Warrant to the
extent of purchasing              shares of Series E Preferred Stock of Akkadix
Corporation and hereby makes payment of $                in payment therefor.

Dated:
      -----------------

                                       -----------------------------------------
                                       Name of Holder

                                       By:
                                          --------------------------------------
                                                   Signature of Holder

                                       Address
                                              ----------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                                                       EXHIBIT B

                          NOTICE OF CASHLESS CONVERSION

To: Akkadix Corporation

The undersigned hereby irrevocably elects to convert, pursuant to Section 8 of
the Warrant accompanying this is Notice of Conversion,             Warrants of
the total number of Warrants owned by the undersigned pursuant to the accompanying Warrant into shares of the Series E Stock of Akkadix Corporation (the "Shares").

The number of Shares to be received by the undersigned shall be calculated in accordance with the provisions of Section 8.1 of the accompanying Warrant.

Dated:
      -----------------

                                       -----------------------------------------
                                       Name of Holder

                                       By:
                                          --------------------------------------
                                                   Signature of Holder

                                       Address
                                              ----------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                                                       EXHIBIT C

                                            THIS SPACE FOR USE OF FILING OFFICER

FINANCING STATEMENT -- FOLLOW INSTRUCTIONS
CAREFULLY
This Financing Statement is presented for
filing pursuant to the Uniform Commercial
Code and will remain effective with certain
exceptions for 5 years from date of filing
----------------------------------------------
A. NAME & TEL # OF CONTACT AT FILER (optional)

----------------------------------------------
B. FILING OFFICE ACCT # (optional)

----------------------------------------------
C. RETURN COPY TO: (Names and Mailing Address)

Arthur J. Chatroo
Akkadix Corporation
11099 North Torrey Pines Road, Suite 200
La Jolla, CA 92037

--------------------------------------------------------------------------------
D. OPTIONAL DESIGNATION (if applicable) LESSOR/LESSEE COSIGNOR/CONSIGNEE NON
UCG FILING
================================================================================

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

   1a ENTITY'S NAME
      Akkadix Corporation
OR -------------------------------------------------------------------------------------------------------------------------------
   1b INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME                       SUFFIX

----------------------------------------------------------------------------------------------------------------------------------
1c MAILING ADDRESS                                 CITY                        STATE  COUNTRY              POSTAL CODE
   11099 North Torrey Pines Road, Suite 200      La Jolla                      CA      USA                   92037
----------------------------------------------------------------------------------------------------------------------------------
1d SS OR TAX ID#      OPTIONAL         1e TYPE OF ENTITY     1f ENTITY'S STATE     1g ENTITY'S ORGANIZATIONAL I.D. # if any
33-0807208          ADDTL INFO RE                               OR COUNTRY OF
                       ENTITY DEBTOR                               ORGANIZATION                                           NONE
==================================================================================================================================
2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - Insert only one debtor name (2a or 2b)

   2a ENTITY'S NAME

OR -------------------------------------------------------------------------------------------------------------------------------
   2b INDIVIDUAL'S LAST NAME                       FIRST NAME                  MIDDLE NAME                       SUFFIX

----------------------------------------------------------------------------------------------------------------------------------
2c MAILING ADDRESS                                 CITY                        STATE  COUNTRY              POSTAL CODE

----------------------------------------------------------------------------------------------------------------------------------
2d SS OR TAX ID#      OPTIONAL         2e TYPE OF ENTITY     2f ENTITY'S STATE     2g ENTITY'S ORGANIZATIONAL I.D. # if any
                    ADDTL INFO RE                               OR COUNTRY OF
                    ENTITY DEBTOR                               ORGANIZATION                                           NONE
==================================================================================================================================
3. SECURED PARTY'S (ORIGINAL S/P OR ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

   3a ENTITY'S NAME
      Axys Pharmaceuticals
OR -------------------------------------------------------------------------------------------------------------------------------
   3b INDIVIDUAL'S LAST NAME                       FIRST NAME                   MIDDLE NAME                      SUFFIX

----------------------------------------------------------------------------------------------------------------------------------
3c MAILING ADDRESS                                 CITY                        STATE  COUNTRY              POSTAL CODE
   180 Kimball Way                          South San Francisco          CA      USA                  94080
----------------------------------------------------------------------------------------------------------------------------------
4. This FINANCING STATEMENT covers the following types or kinds of property


   See Exhibit A hereto and incorporated herein by this reference.


----------------------------------------------------------------------------------------------------------------------------------
5. CHECK         This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to  7. if filed in Financial (check
   BOX           perfect a Security interest (a) in collateral ????? subject to specialty             one) Documentary Documentary
   (if           interest in another jurisdiction when it was brought into this state, or when        ?????[COPY ILLEGIBLE]
   applicable)   the debtor's location was changed to this state, or (D) in accordance with other statutory provisions (additional data may be requested).
----------------------------------------------------------------------------------------------------------------------------------
6. REQUIRED SIGNATURE(S)                                                         8. This FINANCING STATEMENT is to be filed
                                                                                    (for record) (or recorded) in the REAL
                                                                                    ESTATE RECORDS Attach Addendum (if applicable)
----------------------------------------------------------------------------------------------------------------------------------
                                                                                 9. Check to REQUEST SEARCH CERTIFICATE(S) on
                                                                                    Debtor(s) (ADDITIONAL FEE)
                                                                                    (optional) All Debtors Debtor 1 Debtor 2
==================================================================================================================================
(1) FILING OFFICER COPY -- NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV 12/18/95)


                               Exhibit A to UCC-1

      As stated in Section 4 of the Form UCC-1, Akkadix Corporation (the "Company") hereby grants to Axys Pharmaceuticals, Inc., a security interest, in all of its right, title and interest in and to the following collateral (collectively "Collateral"), whether now owned or hereinafter acquired:

      1. All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles for money due or to become due, and all obligations of any kind from any party to the Company.

      2. All inventory and equipment in all of its forms, wherever located, and all other goods and personal property of the Company.

      3. All intellectual property of the Company, including, but not limited to, any and all (i) patents, patent rights, patent registrations and applications, patent licenses, claims and rights against third parties for past present or future infringement of any patents, and all corresponding and related rights throughout the world; (ii) copyrights, copyright registrations and applications, rights to make and exploit all derivative work based on such copyrights, copyright licenses, claims and rights against third parties for past, present or future infringement of any copyrights and all corresponding and related rights throughout the world; (iii) trademarks, tradenames, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other designs, and any related registrations and applications related to the foregoing, licenses, claims and rights against third parties for past, present or future infringement of any of the foregoing rights, and all corresponding and related rights throughout the world.

      4. All proceeds of any and all of the foregoing Collateral and all interest, principal, royalties, license fees, rents, dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Collateral, and, to the extent not otherwise included, any and all: (i) payments under insurance to the Company (regardless of whether the Company or the Lender is loss payee), or any indemnity, warranty or guaranty payable by reason of loss or damage to such Collateral, and (ii) cash.

                                                                       EXHIBIT D

             CONFIRMATION AND GRANT OF SECURITY INTEREST IN PATENTS

        This CONFIRMATION AND GRANT OF SECURITY INTEREST IN PATENTS (this "Agreement") is made effective this 12th day of December, 2000 by AKKADIX CORPORATION, a California corporation ("Grantor"), with its principal place of business located at 11099 North Torrey Pines Road, Suite 200, La Jolla, California 92037, in favor of AXYS PHARMACEUTICALS, INC., a Delaware corporation ("Lender" and "Secured Party").

                                   BACKGROUND

        WHEREAS, Grantor and Lender are parties to that certain Bridge Financing Agreement dated as of the date hereof; (as amended, supplemented or restated, the "Bridge Financing Agreement"; capitalized terms are used herein as defined in the Bridge Financing Agreement unless otherwise defined herein);

        WHEREAS, pursuant to the Bridge Financing Agreement and that certain Note dated as of the date hereof by Grantor in favor of Lender, Grantor has pledged and granted to Secured Party a security interest in the Collateral (as defined in the Note);

        WHEREAS, Grantor has all right, title, and interest in the Collateral, including, without limitation, the Collateral shown on Schedule 1 hereto, and the parties desire to record Secured Party's security interest in certain of such Collateral relating to patents, patent applications, and other patent rights with the United States Patent and Trademark Office;

        NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor and Secured Party hereby agree as follows:

        1. Grant of Security Interest. Grantor hereby grants to Secured Party a security interest in any and all: (i) patents, patent rights, patent registrations and applications, patent licenses, claims, and rights against third parties to sue for past, present, or future infringement of any patents, and all corresponding and related rights throughout the world (including, without limitation, those items set forth on Schedule 1 (collectively, "the Patents")); (ii) all general intangibles for money due or to become due, and all obligations related to the Patents of any kind or nature, associated with or arising out of any of the Patents and not otherwise described above, and (iii) all proceeds of the foregoing (i) through (ii) above (collectively, (i) through (iii) above being the "Property") and all interest, principal, royalties, license fees, rents, dividends, cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for the Property and, to the extent not otherwise deemed included, any and all payments under insurance to the Grantor (regardless of whether or not Grantor or

Secured Party is loss payee), or any indemnity, warranty, or guaranty, payable by reasons of loss or damage to the Property, to secure the complete and timely satisfaction of all of Grantor's Obligations.

        2. Note and Security Agreement. The security interest granted hereby has been granted in conjunction with the security interest granted to Secured Party under the Note, which this Confirmation and Grant of Security Interest in Patents supplements. Grantor hereby acknowledges that the Property is part of the Collateral, and the Secured Party shall have the rights and remedies with respect thereto provided in the Note and the other Transaction Documents and as further provided by law. The provisions, terms and conditions of the Note and such other Transaction Documents relating to or affecting the Property or the Secured Party's security interest therein are incorporated herein by reference as though fully set forth herein. In the event of any inconsistency between any of the Transaction Documents and this Agreement, the terms of the applicable Transaction Documents shall control over the provisions of this Agreement.

        3. Confirmation of Security Interest. Grantor hereby confirms that, pursuant to the Note, Grantor has granted to Secured Party a continuing security interest in and to the Collateral.

        4. Representations, Warranties, and Covenants. Grantor hereby confirms, reaffirms and acknowledges each of the representations, warranties, and covenants made by Grantor in respect of the Collateral in the Bridge Financing Agreement.

        5. Further Acts. Grantor agrees, now and during the term of this Agreement, to do all acts the Secured Party may reasonable deem necessary or proper to carry out the intent and purpose of this Agreement, and to protect the security interest of Secured Party in the Property and the Collateral.

        6. Information. Those parties desiring additional information regarding Secured Party's security interest in the Property may contact:

                    Axys Pharmaceuticals, Inc.
                    180 Kimball Way
                    South San Francisco, California 94080
                    Attn: Board of Managers

        7. Execution in Counterparts. This Agreement may be signed in any number of counterparts, and by different parties hereto in separate counterparts, with the same effect as if the signatures to each such counterpart were upon a single instrument. All counterparts shall be deemed an original hereof.

        IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Agreement to be effective as of the day and year first above written.

GRANTOR:                               AKKADIX CORPORATION

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

SECURED PARTY:                         AXYS PHARMACEUTICALS, INC.

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                                                    Schedule 1
                                                                    Redact
                                                                    Exhibit A to
                                                                    UCC-1


                               Exhibit A to UCC-1

          As stated in section 4 of the Form UCC-1, Akkadix Corporation (the "Company") hereby grants to Axys Pharmaceuticals, Inc., a security interest, in all of its right, title and interest in and to the following collateral (collectively "Collateral"), whether now owned or hereinafter acquired:

     1. All accounts, contract rights, chattel paper, instruments, deposit accounts, general intangibles for money due or to become due, and all obligations of any kind from any party to the Company.

     2. All inventory and equipment in all of its forms, wherever located, and all other goods and personal property of the Company.

     3. All intellectual property of the Company, including, but not limited to, any and all (i) patents, patent rights, patent registrations and applications, patent licenses, claims and rights against third parties for past present or future infringement of any patents, and all corresponding and related rights throughout the world; (ii) copyrights, copyright registrations and applications, rights to make and exploit all derivative work based on such copyrights, copyright licenses, claims and rights against third parties for past, present or future infringement of any copyrights and all corresponding and related rights throughout the world; (iii) trademarks, tradenames, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other designs, and any related registrations and applications related to the foregoing, licenses, claims and rights against third parties for past, present or future infringement of any of the foregoing rights and all corresponding and related rights throughout the world.

     4. All proceeds of any and all of the foregoing Collateral and all interest, principal, royalties, license fees, rents, dividends, cash, instruments or other property from time to time received, receivable or otherwise distributed in respect of, or in exchange for, the Collateral, and, to the extent not otherwise included, any and all:
          (i) payments under insurance to the Company (regardless of whether the Company or the Lender is loss payee), or any indemnity, warranty or guaranty payable by reason of loss or damage to such Collateral, and
          (ii) cash.

                                                                       EXHIBIT E



                                 [AKKADIX LOGO]



                    11099 North Torrey Pines Road, Suite 200
                             La Jolla, CA 92037 USA
                                Tel: 858 646-8222
                                Fax: 858 625-0158
                             http://www.akkadix.com

                        Effective as of December 12, 2000

Axys Pharmaceuticals, Inc.,
a Delaware corporation
180 Kimball Way
South San Francisco, California 94080

         Re:  SIDE LETTER TO BRIDGE FINANCING AGREEMENT

Ladies and Gentlemen:

Reference is made to the Bridge Financing Agreement dated the date hereof by and between Akkadix Corporation, a California corporation, and Axys Pharmaceuticals, Inc., a Delaware corporation. This letter agreement ("Side Letter") is the Side Letter referenced as Exhibit E to the Bridge Financing Agreement. Capitalized terms not otherwise defined in this Side Letter shall have the meaning set forth in the Bridge Financing Agreement.

        The Company acknowledges that the Company has not, and the Company's board of directors has not yet caused the Company to, file with the Secretary of State for the State of California a Preferred Stock Designation with respect to the Series E Preferred Stock issuable upon exchange of conversion of the Note and/or exercise of the Warrant, and that before such Series E Preferred Stock can be issued, a Preferred Stock Designation must be filed.

Side Letter
December 12, 2000
Page 2

        The Company irrevocably agrees that, if no Mezzanine Financing (as defined in the Note) has occurred by the earlier of (a) the Maturity Date (as defined in the Note), or (b) the date of an Event of Default (as defined in the
Note), and the Lender desires to (i) exchange or convert its obligations under the Note for Series E Preferred Stock pursuant to the terms thereof, and/or (ii) exercise its rights under the Warrant for Series E Preferred Stock pursuant to the terms thereof, the Company shall immediately file a Preferred Stock Designation with the Secretary of State for the State of California in the number of shares necessary to permit the issuance of the Series E Preferred Stock to Lender on the same terms and conditions and possessing the same rights and preferences as Series A Preferred Stock, including, without limitation, piggyback registration rights, voting rights and other rights of the holders of Series A Preferred Stock. The Company further irrevocably agrees to cause the requisite shares of Preferred Stock to be reserved in order to permit the issuance of such Series E Preferred Stock to Lender.

                                       Very truly yours,

                                       Akkadix Corporation,
                                       a California corporation

                                       By:
                                          --------------------------------------

                                       Name:
                                            ------------------------------------

                                       Title:
                                             -----------------------------------

                                                                       EXHIBIT F

                              AKKADIX CORPORATION
                        WAIVER OF RIGHT OF FIRST REFUSAL
                     OF HOLDERS OF SERIES A PREFERRED STOCK

     In order to receive additional financing, Akkadix Corporation ("Company") is currently in negotiations with North American Nutrition & Agribusiness Fund, L.P., ("NANAF") and Axys Pharmaceuticals, Inc, ("Axys") to enter into Bridge Financing Agreements ("Agreements"). Under the terms of the Agreements, the Company has authorized the issuance and sale to NANAF and Axys of secured convertible notes for a total of One Million Dollars $1,000,000 (the "Notes"), and warrants to purchase a total of 140,000 shares of Series E Convertible Preferred Stock ("Series E Preferred Stock") of the Company. The aggregate purchase price of the Notes and Warrants will be $1,000,140. The Notes, the Warrants, and the Series E Preferred Stock purchasable under the Notes and Warrants are collectively referred to herein as the "Securities". The conversion and Warrant prices will be the prices established in connection with the issuance of the Series E Preferred stock financing round.

     The undersigned holder of Series A Preferred Stock, whose pro rata share of the Company's shares (on a fully-diluted basis) is 20.18%, hereby waives its right of first refusal according to Section 2.3 of the Company's Second Amended and Restated Shareholder's Agreement, with respect to the new securities being offered as set forth on the attached Term Sheet. THE UNDERSIGNED UNDERSTANDS THAT THE WAIVER OF THE RIGHT OF FIRST REFUSAL IS CONDITIONAL UPON THE CLOSING OF THE BRIDGE FINANCING AGREEMENT.

November 29, 2000


                                                      -
                                       ---------------------------------------
                                       (Signature)

                                       Axys Pharmaceuticals
                                       ---------------------------------------
                                       (Typed or Printed Name of Shareholder)


                                       Preferred A
                                       ---------------------------------------
                                       (Class of Shares)

                                                                       EXHIBIT G



                                    TO COME